Exhibit 10

                             JOINT FILING AGREEMENT


           The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or she knows of or has reason to believe that such information is not accurate.

           Dated: August 14, 2000


                              JUBILEE LIMITED PARTNERSHIP

                              By: SCHOTTENSTEIN PROFESSIONAL ASSET
                                  MANAGEMENT CORP., as sole general partner

                                  By: /s/ Jay L. Schottenstein
                                      ------------------------------------------
                                      Name: Jay L. Schottenstein
                                      Title: President & Chairman


                              JUBILEE LIMITED PARTNERSHIP III

                              By: SCHOTTENSTEIN PROFESSIONAL ASSET
                                  MANAGEMENT CORP., as sole general partner

                                  By: /s/ Jay L. Schottenstein
                                      ------------------------------------------
                                      Name: Jay L. Schottenstein
                                      Title: President & Chairman



                              SCHOTTENSTEIN STORES CORPORATION

                              By: /s/ Jay L. Schottenstein
                                  ----------------------------------------------
                                  Name: Jay L. Schottenstein
                                  Title: Chairman & Chief Executive Officer

                              /s/ Jay L. Schottenstein
                              -----------------------------------------------
                              JAY L. SCHOTTENSTEIN


                              /s/ Michael L. Ashner
                              -----------------------------------------------
                              By: Peter Braverman as Attornry-in-Fact
                              for Michael L. Ashner (1)


                              /s/ Susan L. Ashner
                              -----------------------------------------------
                              By: Peter Braverman as Attornry-in-Fact
                              for Susan L. Ashner (2)








--------------------------

(1) Executed by Peter Braverman as Attorney-in-Fact for Michael L. Ashner. The Power of Attorney for Mr. Ashner is attached to the statement on
         Schedule 13D (Amendment No. 8) as Exhibit 11.

(2) Executed by Peter Braverman as Attorney-in-Fact for Susan Ashner. The Power of Attorney for Ms. Ashner is attached to the statement on
         Schedule 13D (Amendment No. 8) as Exhibit 12.



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